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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 9, 2007


                         Luminent Mortgage Trust 2007-1
               (Exact name of registrant as specified in charter)



        Delaware                     333-135084               20-5024575
    ------------------------------------------------------------------------
    (State or other jurisdiction (Commission           (IRS Employer
     of incorporation)           File Number)          Identification No.)


           101 California Street, 13th Floor, San Francisco, CA 94111
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (415) 978-3000


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         (Former name or former address, if changed since last report.)


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Item 8.01. Other Events.

     Lares Asset Securitization, Inc. (the "Registrant") registered issuance of its Luminent Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (333-135084) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $702,206,000 aggregate principal amount of Class A and Class B of its Luminent Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1 (collectively, the "Certificates") on January 25, 2007. This Current Report on Form 8-K is being filed to satisfy the undertaking contained in the definitive Prospectus dated July 20, 2006, as supplemented by the Prospectus Supplement dated January 24, 2007 (the "Prospectus Supplement") to file a copy of the Pooling Agreement.

     The Certificates were issued pursuant to a Pooling Agreement, dated as of January 1, 2007, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, Wells Fargo Bank, N.A., a national banking association, as securities administrator and as master servicer, and HSBC Bank USA, National Association, a national banking association, as trustee. A copy of the Pooling Agreement is attached hereto as Exhibit 4.1.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

Information and Exhibits

          (a)  Financial Statements of business acquired.

               Not applicable.

          (b)  Pro Forma financial information.

               Not applicable.

          (c)  Exhibits.

1.1 Underwriting Agreement, dated as of January 25, 2007, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, and accepted and agreed to by Greenwich Capital Markets, Inc., as lead underwriter, Lehman Brothers, Inc. and WaMu Capital Corp., as co-underwriters

4.1 Pooling Agreement, dated as of January 1, 2007, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, Wells Fargo Bank, N.A., a national banking association, as securities administrator and as master servicer, and HSBC Bank USA, National Association, a national banking association, as trustee

99.1 Custodial Agreement, dated as of January 25, 2007, by and between Wells Fargo Bank, N.A., as custodian and HSBC Bank USA, National Association, as trustee

                                       2
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99.2 The  Mortgage  Loan  Purchase and Sale  Agreement,  dated as of November 1,
     2006, by and between Washington Mutual Mortgage Securities Corp., as seller, the Sponsor, the Seller and Mercury Mortgage Finance Statutory Trust, as purchasers.

99.3 Amendment No.l, dated January 25, 2007, to the Mortgage Loan Purchase and Sale Agreement, dated as of November 1, 2006, by and between Washington Mutual Mortgage Securities Corp., as seller, the Sponsor, the Seller and Mercury Mortgage Finance Statutory Trust, as purchasers.

99.4 The Servicing Agreement, dated as of November 1, 2006 by and between Washington Mutual Bank, as servicer, and the Seller, as purchaser, as amended by the Reconstituted Servicing Agreement dated as of January 25, 2007, by and among Washington Mutual Bank, the Seller, the Depositor, and Wells Fargo Bank, N.A. and acknowledged by the Trustee.

99.5 The Reconstituted Servicing Agreement, dated as of January 25, 2007, by and between Washington Mutual Bank, the Depositor, the Seller, Wells Fargo Bank, N.A. and acknowledged by the Trustee.

99.6 The Flow Sale and Servicing Agreement dated as of April 21, 2006 by and between IndyMac Bank, F.S.B. as the company and Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and the Seller as purchasers, as amended by the Reconstituted Servicing Agreement dated as of January 25, 2007 by and between IndyMac Bank, F.S.B., the Depositor, the Seller and Wells Fargo Bank, N.A. (and acknowledged by the Trustee).

99.7 The Reconstituted Servicing Agreement, dated as of January 25, 2007, by and between IndyMac Bank, F.S.B., the Depositor, the Seller, Wells Fargo Bank, N.A. and acknowledged by the Trustee.







                                       3
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                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 9, 2007                       LARES ASSET SECURITIZATION, INC.


                                               By: /s/ Megan L. Mahoney
                                                  ------------------------
                                               Name:  Megan L. Mahoney
                                               Title: Vice President and Chief
                                                      Operating Officer













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                                  Exhibit Index


Exhibit No.                                                                Page


1.1 Underwriting Agreement, dated as of January 25, 2007, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, and accepted and agreed to by Greenwich Capital Markets, Inc., as lead underwriter, Lehman Brothers, Inc. and WaMu Capital Corp., as
     co-underwriters.........................................[Electronic Format]

4.1 Pooling Agreement, dated as of January 1, 2007, by and among Lares Asset Securitization, Inc., a Delaware corporation, as depositor, Maia Mortgage Finance Statutory Trust, a Maryland business trust, as seller, Wells Fargo Bank, N.A., a national banking association, as securities administrator and as master servicer, and HSBC Bank USA, National Association, a national banking association, as trustee.........................[Electronic Format]

99.1 Custodial Agreement, dated as of January 25, 2007, by and between Wells Fargo Bank, N.A., as custodian and HSBC Bank USA, National Association, as trustee.................................................[Electronic Format]

99.2 The Mortgage Loan Purchase and Sale Agreement, dated as of November 1, 2006, by and between Washington Mutual Mortgage Securities Corp., as seller, the Sponsor, the Seller and Mercury Mortgage Finance Statutory
     Trust, as purchasers....................................[Electronic Format]

99.3 Amendment No.l, dated January 25, 2007, to the Mortgage Loan Purchase and Sale Agreement, dated as of November 1, 2006, by and between Washington Mutual Mortgage Securities Corp., as seller, the Sponsor, the Seller and Mercury Mortgage Finance Statutory Trust, as purchasers.

99.4 The Servicing Agreement, dated as of November 1, 2006 by and between Washington Mutual Bank, as servicer, and the Seller, as purchaser, as amended by the Reconstituted Servicing Agreement dated as of January 25,
     2007,  by and  among  Washington  Mutual  .........Bank,  the  Seller,  the
     Depositor,   and  Wells  Fargo  Bank,   N.A.   and   acknowledged   by  the
     Trustee.................................................[Electronic Format]

99.5 The Reconstituted Servicing Agreement, dated as of January 25, 2007, by and between Washington Mutual Bank, the Depositor, the Seller, Wells Fargo Bank, N.A. and acknowledged by the Trustee.

99.6 The Flow Sale and Servicing Agreement dated as of April 21, 2006 by and between IndyMac Bank, F.S.B. as the company and Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and the Seller as purchasers, as amended by the Reconstituted Servicing Agreement dated as of January 25, 2007 by and between IndyMac Bank, F.S.B., the Depositor, the Seller and Wells Fargo Bank, N.A. (and acknowledged by the
     Trustee)................................................[Electronic Format]

99.7 The Reconstituted Servicing Agreement, dated as of January 25, 2007, by and between IndyMac Bank, F.S.B., the Depositor, the Seller, Wells Fargo Bank,
     N.A. and acknowledged by the Trustee....................[Electronic Format]